UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________
FORM 8-K
_____________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 6, 2024
_____________________________
The Vita Coco Company, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-40950	11-3713156
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
250 Park Avenue South
Seventh Floor
New York, New York 10003
(Address of principal executive offices) (Zip Code)
(Registrant’s telephone number, include area code) (212) 206-0763
N/A
(Former Name or Former Address, if Changed Since Last Report)
_____________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.01 par value per share	COCO	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On June 4, 2024, The Vita Coco Company, Inc. (the “Company”) held its Annual Meeting of Stockholders. Holders of the Company’s common stock were entitled to one vote per share held as of the close of business on April 8, 2024 (the “Record Date”). A total of 47,688,585 shares of the Company’s common stock were present in person or represented by proxy at the meeting, representing approximately 84 percent of the voting power of the Company’s common stock as of the Record Date.

The following are the voting results for the proposals considered and voted upon at the meeting, each of which were described in the Company’s Definitive Proxy Statement, filed with the Securities and Exchange Commission on April 23, 2024.

Item 1 – Election of three Class III directors for a term of office expiring on the date of the annual meeting of stockholders in 2027 and until their respective successors have been duly elected and qualified.

	FOR	WITHHELD	BROKER NON-VOTE
Ira Liran	39,864,425	2,264,297	5,559,863
Eric Melloul	39,929,508	2,199,214	5,559,863
Jane C. Morreau	34,822,563	7,306,159	5,559,863

Item 2 – Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

Votes FOR	Votes AGAINST	Votes ABSTAINED
47,450,504	222,940	15,141

There were no broker non-votes with respect to this proposal.

Item 3 – Advisory vote on executive compensation.

Votes FOR	Votes AGAINST	Votes ABSTAINED	BROKER NON-VOTE
41,902,786	180,290	45,646	5,559,863

Item 4 – Advisory vote on the frequency of holding an advisory vote on executive compensation.

1 Year	2 Years	3 Years	Votes ABSTAINED	BROKER NON-VOTE
41,830,749	16,684	266,603	14,686	5,559,863

Based on the foregoing votes, Ira Liran, Eric Melloul and Jane C. Morreau were elected and Items 2 and 3 were approved. With respect to Item 4, based on this result and in accordance with the previous recommendation of the Company’s board of directors, the Company will hold an advisory vote on executive compensation annually until the next required vote on the frequency of shareholder votes on executive compensation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE VITA COCO COMPANY, INC.

Date: June 6, 2024	By:	/s/ Yolanda Goettsch
Name: Yolanda Goettsch
Title: General Counsel & Secretary